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                                                                    EXHIBIT 10.4



                                   AGREEMENT
                                   ---------


     This agreement is made as of the 3rd day of December, 1998, between JACOBS ENGINEERING GROUP INC., a Delaware corporation ("Company") and JOSEPH J. JACOBS ("Jacobs").


     In accordance with previous practice, the term for the ending of the outstanding November 30, 1993 employment agreement between the parties is extended from September 30, 2002 to September 30, 2003. All of the other provisions of the agreement shall remain in force.


     IN WITNESS WHEREOF, the Company has caused this agreement to be executed by its duly authorized representatives and Jacobs has affixed his signature, as of the date first above written.


                                        JOSEPH J. JACOBS
                                        ("Jacobs")

                                        s/n  Joseph J. Jacobs
                                        ---------------------
                                        335 West Bellevue Avenue
                                        Pasadena, California 91105


                                        JACOBS ENGINEERING GROUP INC.
                                        ("Company")

                                        By:  s/n  Noel G. Watson
                                             -------------------
                                             Noel G. Watson,
                                             President


                                        By:  s/n  John W. Prosser, Jr.
                                             -------------------------
                                             John W. Prosser, Jr.,
                                             Senior Vice President
                                             Finance and Administration